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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    Form 8-K

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                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 23, 2000


SUPERIOR BANK FSB (as seller and servicer under the Sale and Servicing Agreement, dated as of June 1, 2000, providing for the issuance of AFC Mortgage Loan Asset Backed Notes, Series 2000-2)


                                Superior Bank FSB
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             (Exact name of registrant as specified in its charter)


        United States                    333-83597              36-1414142
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(State or Other Jurisdiction           (Commission          (I.R.S. Employer
     of Incorporation)                 File Number)       Identification Number)


             One Lincoln Centre
        Oakbrook Terrace, Illinois                       60181
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          (Address of Principal                       (Zip Code)
            Executive Offices)


Registrant's telephone number, including area code (630) 916-4000

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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)   FINANCIAL STATEMENTS.

                        Not applicable.


         (b)   PRO FORMA FINANCIAL INFORMATION.

                        Not Applicable.


         (c)   EXHIBITS

                  Item 601(a) of
                  Regulation S-K
Exhibit No.         Exhibit No.                         Description
-----------       ---------------                       -----------

23.1                  23                     Consent of Independent Accountants



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                                       -3-


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          SUPERIOR BANK FSB


                                          By: /s/ WILLIAM C. BRACKEN
                                              ----------------------
                                              Name:  William C. Bracken
                                              Title: Senior Vice President
                                                     and Chief Financial Officer


Dated: June 23, 2000



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                                       -4-




                                  EXHIBIT INDEX



Exhibit                            Description
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  23.1              Consent of Independent Accountants